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                                                                    Exhibit 24.1

                               POWER OF ATTORNEY
                               -----------------



     The undersigned acting in the capacity or capacities with respect to PanAmSat Corporation stated with their respective names below, hereby constitute and appoint Michael J. Inglese and James W. Cuminale, each acting alone, the attorneys-in-fact of the undersigned with full power to them and each of them to sign for and in name of the undersigned in the capacities listed below (a) the Annual Report on Form 10-K of PanAmSat Corporation for the year ended December 31, 2000, and (b) any and all amendments and supplements thereto.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

             Signature                                          Date


/s/ Michael T. Smith                                       March 23, 2001
----------------------------
Michael T. Smith
Chairman of the Board
of Directors




/s/ R. Douglas Kahn                                        March 23, 2001
----------------------------
R. Douglas Kahn
President, Chief Executive
Officer (principal executive
officer) and Director




/s/ Roxanne S. Austin                                      March 23, 2001
----------------------------
Roxanne S. Austin
Director




/s/ Patrick J. Costello                                    March 23, 2001
----------------------------
Patrick J. Costello
Director
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            Signature                                            Date



/s/ Dennis F. Hightower                                     March 23, 2001
----------------------------
Dennis F. Hightower
Director



/s/ James M. Hoak                                           March 23, 2001
----------------------------
James M. Hoak
Director



/s/ Stephen R. Kahn                                         March 23, 2001
----------------------------
Stephen R. Kahn
Director



/s/ Jack A. Shaw                                            March 23, 2001
----------------------------
Jack A. Shaw
Director



/s/ Joseph R. Wright, Jr.                                   March 23, 2001
----------------------------
Joseph R. Wright, Jr.
Director